Note 15 - Income Tax - Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income tax expense using combined statutory rate of 26.5% (2022 - 26.5%)	$ 53,884	$ 51,405
Permanent differences	2,075	584
Adjustments to tax liabilities for prior periods	111	230
Non-deductible stock-based compensation	5,667	4,782
Foreign, state and provincial tax rate differential	(5,420)	(8,043)
Other taxes	0	16
Total	$ 56,317	$ 48,974